As filed with the Securities and Exchange Commission on October 22, 2003

Securities Act Registration No. 333-7305
Investment Company Act Registration No. 811-7685

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 18	[Ö ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]
Amendment No. 19

FRONTEGRA FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd.
Suite 500	60062
Northbrook, Illinois	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (847) 509-9860

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[X] on October 28, 2003 pursuant to paragraph (b) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

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FRONTEGRA FUNDS

PROSPECTUS

Frontegra New Star International Equity Fund

Frontegra Asset Management, Inc.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 28, 2003

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra New Star International Equity Fund (the "Fund") is a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.

The Fund's investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

The Frontegra New Star International Equity Fund at a Glance	1

Fees and Expenses of the Fund	2

Principal Investment Strategy	3

Investment Process	3

Prior Performance of New Star Institutional Managers	3

Fund Management	4

Your Account	5

Exchange Privilege	7

Valuation of Fund Shares	7

Tax-Sheltered Retirement Plans	7

Dividends, Capital Gain Distributions and Tax Treatment	8

Privacy Policy	9

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 9 for a description of the Fund's privacy policy.

THE FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND AT A GLANCE

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located outside of the United States. The Fund invests primarily in large- and mid-cap companies with market capitalizations of $5 billion or more. The Fund invests primarily in developed countries but may invest up to 25% of its total assets in securities of companies that trade in emerging or developing markets. In constructing a portfolio for the Fund, the Fund's subadviser, New Star Institutional Managers Limited ("New Star"), emphasizes companies, industries and countries that it believes have superior long-term growth potential.

Principal Risk Factors. The main risks of investing in the Fund are:

Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks: The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks: The Fund will normally invest at least 80% of its assets in common stocks and other equity securities. Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks: The Fund invests predominately in securities of companies in foreign countries. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Mid-Cap Companies Risks: Mid-cap companies often have more limited managerial and financial resources than larger, more established companies, and, therefore, may be more vulnerable to adverse business or economic events than larger companies. As a result, the performance of mid-cap companies may be more volatile, which could increase the volatility of the Fund's portfolio. Moreover, the securities of mid-cap companies tend to be less liquid than securities of larger companies.

Currency Risks: Investments in foreign securities denominated and traded in foreign currencies involve additional risks. The value of the Fund's foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Market Risks: The risks of foreign investments typically are greater in emerging markets. Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility. These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Region or Sector Risks: The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets. In such a case, changes affecting that region or sector may have a significant impact on the Fund's overall portfolio.

Who Should Invest. The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The Fund may be an appropriate investment for you if you:

    Seek capital appreciation; and
    Want to include an international equity fund in your portfolio.

Fund Performance. Performance information is not included because the Fund did not commence operations until after the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

The Annual Fund Operating Expenses table and example shown below are based on estimated annualized expenses to be incurred during the Fund's fiscal period ending June 30, 2004. The table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	NONE(1)
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)(2)
Management Fees	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses(3)	1.08%
Total Annual Fund Operating Expenses(3)	2.03% ======
Fee Waiver/Reimbursement(4)	(1.08)%
Net Expenses	0.95% ======

_____________________
(1)	The Fund will charge a service fee of $25 for checks that do not clear.
(2)	Stated as a percentage of the Fund's average daily net assets.
(3)	"Other Expenses" and "Total Annual Fund Operating Expenses" are estimates for the Fund's first fiscal year ended June 30, 2004.
(4)

Pursuant to an expense cap agreement between the Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2004, with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2004. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:
1 Year	3 Years
$97	$532

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies located outside of the United States. Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in these securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund invests primarily in large- and mid-cap companies with market capitalizations of $5 billion or more. The Fund invests primarily in developed countries but may invest up to 25% of its total assets in securities of companies that trade in emerging or developing markets. To manage foreign currency risks, New Star may hedge against the risk of loss resulting from currency fluctuation.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, New Star emphasizes companies, industries and countries that it believes have superior long-term growth potential. New Star follows a two-step investment process. In the first phase, New Star's research team screens the New Star universe of stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), in addition to major companies in various U.S. indices. From this universe, the 300 companies with the largest market capitalization are researched on a bottom-up basis to identify those most suitable for investment to meet country and sector exposure objectives. Research is conducted using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using "Economic Value Added" methodology, which seeks to identify the factors driving company profitability, highlight companies to avoid and make cross border comparisons. In the second phase of the investment process, analyst recommendations are subject to review and approval at sector and country meetings, and New Star's Investment Policy Committee reviews and approves final stock selections for the Fund.

Securities are sold when there is a change in country ratings resulting in re-allocation of market exposures, when there is a change in sector exposure, or because the relative attractiveness of a security has changed.

PRIOR PERFORMANCE OF NEW STAR

The following table shows the historical composite performance data for all of New Star's accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the New Star EAFE composite (the "Composite"). The Composite is comprised solely of accounts which, unlike the Fund, are tax-exempt.

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of New Star in managing a substantially similar portfolio as measured against the MSCI EAFE® index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or New Star.

New Star has prepared and presented the performance information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this information. New Star has been verified in compliance with AIMR-PPS® standards since January 1, 1988 by KPMG LLP. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of the Fund's net total operating expenses of 0.95% of its average daily net assets, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite's expenses are lower than the Fund's expenses. Accordingly, if the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The results of the Composite are not intended to predict or suggest the future returns of the Fund.

New Star Institutional Managers

New Star EAFE Composite Performance History: 10/1/81-9/30/03(1)

Periods Ended 9/30/03	New Star EAFE Composite Total Return	MSCI EAFE® Index(2)
1 Year	28.97%	26.54%
3 Years	(5.42)%	(8.38)%
5 Years	4.65%	0.87%
10 Years	5.15%	3.23%
From Inception(3)	11.94%	10.91%

____________

(1)	Return information for the Fund is not included in this Prospectus because the Fund did not commence operations until after the date of this Prospectus.
(2)

The MSCI EAFE® Index is an unmanaged market-weighted index of companies in developed markets, excluding the United States and Canada. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)	The Composite commenced operations on October 1, 1981.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended January 31, 2001, August 30, 2002 and October 28, 2003 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with New Star under which New Star serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap will continue in effect until October 31, 2004 with successive renewal terms of one year, unless terminated by Frontegra or the Fund prior to the renewal. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.

New Star. New Star is an independent London-based manager of international equities and fixed income securities. New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X 7NE. New Star is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission. Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 0.33% of the Fund's average daily net assets when the Fund has net assets of $100 million or less. Once the Fund has net assets over $100 million, New Star will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. New Star provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, New Star seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of September 30, 2003, New Star had approximately U.S. $1.2 billion under management.

Investment Policy Committee. New Star's Investment Policy Committee oversees the day-to-day management responsibilities for the Fund's portfolio. The Investment Policy Committee approves all investment decisions for the Fund. The Investment Policy Committee is managed primarily by Mark Beale and Richard Lewis. Mr. Beale has been Director-Equity and Investment Manager of New Star since 1982. Mr. Lewis has been Chief Investment Officer and Director-Equity and Investment Manager-Europe of New Star since 1989.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, serves as the transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account. The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, your account will be closed at the net asset value next determined after the account is closed. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. The Fund will not accept cash, travelers checks, credit card checks, third-party checks or U.S. Treasury checks. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Frontegra New Star International Equity Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in the Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Frequent Trading. The Fund or Frontegra may determine from the amount, frequency and the pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and its other shareholders. If this occurs the Fund may terminate a shareholder's purchase and/or exchange privileges.

VALUATION OF FUND SHARES

The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

The Fund's securities may be listed on foreign exchanges that trade on days when the Fund does not calculate net asset value. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its net asset value. If a significant event occurs in a foreign market after the close of the exchange that may affect a security's value, such security may be valued at its fair value pursuant to the procedures discussed above.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions. The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually. For federal income tax purposes, dividends from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

Taxes on Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding. If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign Tax Considerations. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund's securities. The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Funds' investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
DIRECTORS	TRANSFER AGENT
William D. Forsyth III
David L. Heald	U.S. Bancorp Fund Services, LLC
James M. Snyder	For overnight deliveries, use:
Frontegra Funds, Inc.
OFFICERS	c/o U.S. Bancorp Fund Services, LLC
William D. Forsyth III	615 East Michigan Street, 3rd Floor
Thomas J. Holmberg, Jr.	Milwaukee, Wisconsin 53202

INVESTMENT ADVISER	For regular mail deliveries, use:
Frontegra Asset Management, Inc.	Frontegra Funds, Inc.
400 Skokie Boulevard, Suite 500	c/o U.S. Bancorp Fund Services, LLC
Northbrook, Illinois 60062	P.O. Box 701
Milwaukee, Wisconsin 53201-0701
SUB-ADVISER
New Star Institutional Managers Limited	AUDITORS
1 Knightsbridge Green	Ernst & Young LLP
London, England	Sears Tower
SW1X 7NE	233 South Wacker Drive
Chicago, Illinois 60606-6301
CUSTODIAN
U.S. Bank, N.A.	LEGAL COUNSEL
425 Walnut Street	Godfrey & Kahn, S.C.
Cincinnati, Ohio 45202	780 North Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Fund's investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed below or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra IronBridge Small Cap Fund

Frontegra Asset Management, Inc.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 28, 2003

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra IronBridge Small Cap Fund (the "IronBridge Small Cap Fund") is a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The Fund's investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

The Frontegra IronBridge Small Cap Fund at a Glance	1

Fees and Expenses of the Fund	2

Principal Investment Strategy	2

Investment Process	2

Prior Performance of IronBridge	3

Financial Highlights	4

Fund Management	4

Your Account	5

Exchange Privilege	7

Valuation of Fund Shares	7

Tax-Sheltered Retirement Plans	7

Dividends, Capital Gain Distributions and Tax Treatment	7

Privacy Policy	9

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 9 for a description of the Fund's privacy policy.

THE FRONTEGRA IRONBRIDGE SMALL CAP FUND AT A GLANCE

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1.5 billion or less at the time of purchase. In constructing a portfolio for the Fund, the Fund's subadviser, IronBridge Capital Management, LLC ("IronBridge") selects stocks using the "Cash Flow Return on Investment" methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.

Principal Risk Factors. The main risks of investing in the Fund are:

Market Risks. The Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks. The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Cap Risks. The Fund will invest primarily in small capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.

Equity Security Risks. The Fund will invest primarily in common stocks and other equity securities. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risks. The Fund is actively managed by IronBridge using the "Cash Flow Return on Investment" valuation methodology. There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Who Should Invest. The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The Fund may be an appropriate investment for you if you:

  Seek capital appreciation; and
  Want to include a small-cap core fund in your portfolio.

Performance of the Fund. Performance information for the Fund is not included because as of December 31, 2002, it had not been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver/Expense Reimbursement	(0.14)%(3)
Net Expenses	1.10% =====

____________

(1) The Fund will charge a service fee of $25 for checks that do not clear.

(2) Stated as a percentage of the Fund's average daily net assets. The expense information in the table has been restated to reflect estimated current expenses due to an increase in the Fund's assets since fiscal year end.

(3) Pursuant to an expense cap agreement dated between the Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra"), and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.10% of the Fund's average daily net assets. The expense cap agreement for the Fund will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2004. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$112	$380	$668	$1,488

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-capitalization companies, defined as companies with a market capitalization of $1.5 billion or less at the time of the Fund's investment. Shareholders will be provided with at least 60 days' notice of any change in this policy. Equity securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As a small-cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology. In selecting stocks for the Fund, IronBridge utilizes the "Cash Flow Return on Investment" (CFROI) methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies. The first phase in the decision-making process involves screening a broad equity universe of 3,000 small-cap stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum. From there, IronBridge evaluates approximately 600 companies, with a focus on each company's stage in its life cycle and the level, trend and sustainability of cash flow return on investment. This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced. Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings. The portfolio is constructed from the 60 to 70 issues with close attention paid to the Russell 2000 Index sector weightings. Stocks are sold or positions are reduced when they reach the target price, where there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund's net assets.

PRIOR PERFORMANCE OF IRONBRIDGE

The following tables show the historical composite performance data for all of IronBridge's private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the CFROI Small Cap Equity Composite (the "Composite").

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of IronBridge in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or IronBridge.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method accounted for on a trade-date basis. The monthly returns are linked to derive an annual total return.

The Composite expenses are lower than the Fund expenses. Accordingly, if the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The results of the Composite are not intended to predict or suggest the future returns of the Fund.

IronBridge Capital Management, LLC

CFROI Small Cap Equity Composite Performance History: 5/1/99 -9/30/03(1)

Periods Ended 9/30/03	CFROI Small Cap Equity Composite Total Return	Russell 2000 Index(2)
1 Year	44.91%	36.50%
From Inception(3)	14.50%	4.10%

__________

(1) Return information for the Fund is not included in this Prospectus because the Fund has been in operation for less than a full calendar year.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

(3) The Composite commenced operations on May 1, 1999.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance from its commencement of operations to June 30, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

FRONTEGRA IRONBRIDGE SMALL CAP FUND*	August 30, 2002 (1) to June 30, 2003
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	-(5)
Net realized and unrealized gain on investments	3.04
Total Income from Investment Operations	3.04

Net Asset Value, End of Period	$13.04 =====
Total Return(2)	30.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$54,074
Ratio of expenses to average net assets(3)(4)	1.09%
Ratio of net investment loss to average net assets(3)(4)	(0.07)%
Portfolio turnover rate(2)	28%

____________

* Effective October 28, 2003, the Fund changed its name from the Frontegra Horizon Fund to the Frontegra IronBridge Small Cap Fund.

(1) Commencement of operations.

(2) Not annualized for periods less than a full year.

(3) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.14% and the ratio of net investment loss to average net assets would have been (1.12)% for the period ended June 30, 2003.

(4) Annualized.

(5) Less than one cent per share.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of January 31, 2001, August 30, 2002 and October 28, 2003 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with IronBridge under which IronBridge serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that Fund's total operating expenses do not exceed 1.10% of the Fund's average daily assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

IronBridge. IronBridge (formerly known as CFROI Advisors) is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Under the subadvisory agreement dated as of August 30, 2003, IronBridge is compensated by Frontegra for its investment advisory services at the annual rate of 0.40% of the Fund's average daily net assets when the Fund has net assets of $200 million or less. Once the Fund has net assets over $200 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. IronBridge provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, IronBridge seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients. As of September 30, 2003, IronBridge had approximately $337.9 million under management.

Portfolio Manager. The Fund's portfolio is managed primarily by Mr. Christopher Faber. Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999. Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999. Mr. Faber reviews and approves the analysts' recommendations and makes the final buy and sell decisions for the Fund.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Important information about procedures for opening a new account. The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, your account will be closed at the net asset value next determined after the account is closed. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. The Fund will not accept cash, travelers checks, credit card checks, third party checks or U.S. Treasury checks. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Frontegra IronBridge Small Cap Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Frequent Trading. The Fund or Frontegra may determine from the amount, frequency and the pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and its other shareholders. If this occurs, the Fund may terminate a shareholder's purchase and/or exchange privileges.

VALUATION OF FUND SHARES

The price of the Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions. The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually. For federal income tax purposes, dividends from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

Taxes on Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding. If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Fund's investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

DIRECTORS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
William D. Forsyth III	Milwaukee, Wisconsin 53202
Thomas J. Holmberg, Jr.
For regular mail deliveries, use:
INVESTMENT ADVISER	Frontegra Funds, Inc.
Frontegra Asset Management, Inc.	c/o U.S. Bancorp Fund Services, LLC
400 Skokie Boulevard, Suite 500	P.O. Box 701
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53201-0701

SUB-ADVISER	AUDITORS
IronBridge Capital Management, LLC	Ernst & Young LLP
1 Parkview Plaza, Suite 600	Sears Tower
Oakbrook Terrace, Illinois 60181	233 S. Wacker Drive
Chicago, Illinois 60606-6301
CUSTODIAN
U.S. Bank, N.A.	LEGAL COUNSEL
425 Walnut Street	Godfrey & Kahn, S.C.
Cincinnati, Ohio 45202	780 N. Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Fund's investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may receive the Fund's SAI, annual report and semi-annual report free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Opportunity Fund

Frontegra Asset Management, Inc.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 28, 2003

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Opportunity Fund (the "Fund") is a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The Fund's investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

The Frontegra Opportunity Fund at a Glance	1

Fees and Expenses of the Fund	3

Principal Investment Strategy	3

Investment Process	3

Prior Performance of Reams	4

Financial Highlights	5

Fund Management	5

Your Account	6

Exchange Privilege	8

Valuation of Fund Shares	8

Tax-Sheltered Retirement Plans	8

Dividends, Capital Gain Distributions and Tax Treatment	9

Privacy Policy	10

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 10 for a description of the Fund's privacy policy.

THE FRONTEGRA OPPORTUNITY FUND AT A GLANCE

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests, under normal market conditions, at least 65% of its total assets in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1.5 billion or less at the time of purchase. In constructing a portfolio for the Fund, the Fund's subadviser, Reams Asset Management Company, LLC ("Reams") uses a value-oriented discipline.

Principal Risk Factors. The main risks of investing in the Fund are:

Market Risks. The Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks. The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Cap Risks. The Fund will invest primarily in small capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.

Equity Security Risks. The Fund normally invests at least 80% of its assets in common stocks and other equity securities. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Value Investing Risks. The Fund invests primarily in value stocks. The Fund's performance may at times be worse than the performance of funds with other investment styles. In addition, value stocks may not reach expected rates of return if the market fails to recognize the company's value or if Reams has misjudged the company's value.

Who Should Invest. The Fund is suitable for long-term investors only and is not designed as short-term investment vehicles. The Fund may be an appropriate investment for you if you:

  Seek capital appreciation; and
  Want to include a small-cap value fund in your portfolio.

Performance Bar Charts and Tables. The return information for the Fund provided in the bar chart and tables below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows the changes in the Fund's performance from year to year. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with returns of an index with a similar investment objective. Please keep in mind that the Fund's past performance (before and after taxes) does not necessarily represent how it will perform in the future.

                    Calendar Year Total Returns

The calendar year-to-date return of the Fund through September 30, 2003 was 21.13%.

Best and Worst Quarterly Performance
(During the periods shown above)
Best quarter return	Worst quarter return
23.20% (2nd quarter, 1999)	(23.15)% (3rd quarter, 2002)

          The Fund's after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Fund. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2003, the highest ordinary income and short-term gain rate is 35.0% and the highest long-term gain rate is 15.0%. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns
(For the calendar year ended December 31, 2002)
Fund/Index	One Year	Five Years	Since Inception (7/31/97)
Opportunity Fund
Return Before Taxes	(15.40)%	1.96%	3.31%
Return After Taxes on Distributions	(19.77)%	0.10%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	(6.07)%	1.16%	2.29%
Russell 2000 Value Index(1)	(11.42)%	2.71%	4.35%

__________________

(1)  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FEES AND EXPENSES OF THE FUND

The following table and example are based on actual expenses incurred during the Fund's fiscal year ended June 30, 2003. The table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	0.65%
Distribution (12b-1) Fees	NONE
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.47%
Fee Waiver/Expense Reimbursement	(0.57)%(3)
Net Expenses	0.90% ======

____________

(1) The Fund will charge a service fee of $25 for checks that do not clear.

(2) Stated as a percentage of a Fund's average daily net assets.

(3) Pursuant to an expense cap agreement between the Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2004. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$92	$409	$749	$1,708

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its assets, determined at the time of purchase, in equity securities of those companies with a market capitalization of $1.5 billion or less at the time of the Fund's investment. The Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's or Fitch Ratings.

The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Fund's subadviser, Reams uses a value-oriented discipline. Reams evaluates the small-cap market by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 50 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. Reams constructs a portfolio using a bottom-up analysis. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives. A holding will become "inferior" if (1) it reaches Reams' target price, thus lowering its expected rate of return; (2) it experiences a negative change in fundamentals, also lowering its expected return; or (3) higher ranking securities emerge based on their expected rates of return.

PRIOR PERFORMANCE OF REAMS

The following table shows the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Reams Small Capitalization Value Equity Composite (the "Composite").

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.

All of the performance information has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this information. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the Fund expenses. Accordingly, if the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. You should not consider this performance data as an indication of the future performance of the Fund or Reams.

Reams Asset Management Company, LLC

Reams Small Capitalization Value Equity Composite Performance History: 1/1/95-9/30/03(1)

Periods Ended 9/30/03	Reams Small Capitalization Composite Total Return	Russell 2000 Value Index(2)
1 Year	28.20%	31.66%
5 Years	11.59%	10.84%
From Inception(3)	14.04%	12.87%

__________

(1) For the Fund's performance, see the return information under "The Frontegra Opportunity Fund at a Glance."

(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Composite commenced operations on January 1, 1995.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance from its commencement of operations to June 30, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

FRONTEGRA OPPORTUNITY FUND

	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(1)	Year Ended October 31, 1998
Net Asset Value, Beginning of Period	$39.48	$37.02	$28.21	$32.02	$27.93	$32.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.16	0.42	0.27	0.07	0.26
Net realized and unrealized gain (loss) on investments	(5.61)	3.73	8.84	(2.44)	4.23	(4.52)
Total Income (Loss) from Investment Operations	(5.58)	3.89	9.26	(2.17)	4.30	(4.26)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.13)	(0.45)	(0.22)	(0.21)	(0.03)
From net realized gain on investments	(7.42)	(1.30)	-	(1.42)	-	-
Total Distributions Paid	(7.57)	(1.43)	(0.45)	(1.64)	(0.21)	(0.03)
Net Asset Value, End of Period	$26.33 =====	$39.48 =====	$37.02 =====	$28.21 =====	$32.02 =====	$27.93 =====
Total Return(2)	(12.67)%	10.74%	33.02%	(6.67)%	15.49%	(13.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$14,655	$17,082	$18,387	$18,204	$17,211	$6,827
Ratio of expenses to average net assets(3)(4)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(3)(4)	0.21%	0.44%	1.05%	0.97%	1.00%	0.92%
Portfolio turnover rate(2)	44%	64%	81%	64%	38%	54%

____________

(1) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(2) Not annualized for periods less than a full year.

(3) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.47%, 1.28%, 1.33%, 1.44%, 1.73% and 2.53% and the ratio of net investment income (loss) to average net assets would have been (0.36%), 0.06%, 0.62%, 0.43%, 0.17% and (0.71)% for the periods ended June 30, 3003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.

(4) Annualized.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of January 31, 2001, August 30, 2002 and October 28, 2003 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.65% of the Fund's average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams. Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727. Under the subadvisory agreement as amended August 2, 1999, May 8, 2000 and May 20, 2003, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) plan investments in the Fund, for initial investments of over $15 million in the Fund, Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors. As of September 30, 2003, Reams had approximately $11.3 billion under management, which includes fixed income portfolios totaling approximately $11 billion and equity portfolios totaling approximately $300 million.

Fund Portfolio Manager. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by an equity portfolio management team which has been managed by Mr. David R. Milroy since the Fund's inception. Mr. Milroy has been Senior Vice President, Equity Management, of Reams since April 1994 and was Vice President and Senior Vice President, Equity Management, of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Milroy was a Portfolio Manager of Loomis, Sayles & Co. from May 1985 until May 1990. Mr. Milroy approves scenarios established for individual securities submitted by each analyst and makes the final buy and sell decisions.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of each Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Each Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Important information about procedures for opening a new account. The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, your account will be closed at the net asset value next determined after the account is closed. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. The Fund will not accept cash, travelers checks, credit card checks, third party checks or U.S. Treasury checks. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Frontegra Opportunity Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Frequent Trading. The Fund or Frontegra may determine from the amount, frequency and the pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and its other shareholders. If this occurs, the Fund may terminate a shareholder's purchase and/or exchange privileges.

VALUATION OF FUND SHARES

The price of the Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions. The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually. For federal income tax purposes, dividends from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

Taxes on Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding. If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Fund's investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
DIRECTORS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
William D. Forsyth III	Milwaukee, Wisconsin 53202
Thomas J. Holmberg, Jr.
For regular mail deliveries, use:
INVESTMENT ADVISER	Frontegra Funds, Inc.
Frontegra Asset Management, Inc.	c/o U.S. Bancorp Fund Services, LLC
400 Skokie Boulevard, Suite 500	P.O. Box 701
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53201-0701

SUB-ADVISER	AUDITORS
Reams Asset Management Company, LLC	Ernst & Young LLP
227 Washington Street	Sears Tower
Columbus, Indiana 47202-0727	233 S. Wacker Drive
Chicago, Illinois 60606-6301
CUSTODIAN
U.S. Bank, N.A.	LEGAL COUNSEL
425 Walnut Street	Godfrey & Kahn, S.C.
Cincinnati, Ohio 45202	780 N. Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Fund's investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may receive the Fund's SAI, annual report and semi-annual report free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Total Return Bond Fund
Frontegra Investment Grade Bond Fund

Frontegra Asset Management, Inc.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 28, 2003

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Total Return Bond Fund (the "Total Return Bond Fund") and the Frontegra Investment Grade Bond Fund (the "Investment Grade Bond Fund") (together, the "Funds") are each a series of Frontegra Funds, Inc. (the "Company").

The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Investment Grade Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds. Please read it carefully and keep it for future reference.

The Frontegra Funds at a Glance	1

Fees and Expenses of the Funds	4

Principal Investment Strategy - Total Return Bond Fund	5

Investment Process - Total Return Bond Fund	6

Principal Investment Strategy - Investment Grade Bond Fund	6

Investment Process - Investment Grade Bond Fund	7

Prior Performance of Reams	7

Financial Highlights	10

Fund Management	11

Your Account	12

Exchange Privilege	14

Valuation of Fund Shares	14

Tax-Sheltered Retirement Plans	14

Dividends, Capital Gain Distributions and Tax Treatment	15

Privacy Policy	16

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 16 for a description of the Funds' privacy policy.

THE FRONTEGRA FUNDS AT A GLANCE

THE FRONTEGRA TOTAL RETURN BOND FUND

Investment Objective. The Total Return Bond Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities. When making purchase decisions, the Fund's subadviser, Reams Asset Management Company, LLC ("Reams"), looks for securities that it believes are undervalued in the fixed income market. In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as "duration") of between four and six years based on market conditions. Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities (junk bonds).

THE FRONTEGRA INVESTMENT GRADE BOND FUND

Investment Objective. The Investment Grade Bond Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund invests, under normal conditions, at least 80% of its assets in investment grade bonds of varying maturities. In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated BBB or higher. Reams then looks for securities it believes are undervalued in the fixed income market.

Principal Risk Factors. The main risks of investing in the Funds are:

Total Return Bond and Investment Grade Bond Funds

Market Risks. Each Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Funds is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks. Each Fund's investments are subject to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Maturity Risk. The Funds will invest in bonds of varying maturities. A bond's maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk. Individual issues of fixed income securities in the Funds may also be subject to the credit risk of the issuer.

Prepayment Risk. The Funds may invest in mortgage- and asset-backed securities which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Funds' income could decline due to falling market interest rates. In a falling interest rate environment, the Funds may be required to invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

Mortgage- and Asset-Backed Securities Risk: The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover Risk. The portfolio turnover rate for the Total Return Bond Fund ranged from approximately 489% to 885% for the past three fiscal years, and the portfolio turnover rate for the Investment Grade Bond Fund ranged from approximately 212% to 1,624% for the past three fiscal periods. The portfolio turnover rate indicates changes in a Fund's securities holdings. Although neither Fund engages in frequent trading as a principal investment strategy, from time to time a Fund may experience a high portfolio turnover rate due to an increase in its assets and/or more trading in response to volatility in the fixed income markets. If a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower a Fund's effective return for investors.

Total Return Bond Fund

Junk Bond Risk. The Fund may invest up to 25% of its assets in junk bonds. Junk bond securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

Who Should Invest. The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Total Return Bond Fund may be an appropriate investment for you if you:

  Seek long-term preservation of capital; and
  Want to include a bond fund in your portfolio.

The Investment Grade Bond Fund may be an appropriate investment for you if you:

  Seek long-term preservation of capital; and
  Want to include an investment grade bond fund in your portfolio.

Performance Bar Charts and Tables. The return information for each of the Funds provided in the bar charts and tables that follows illustrates how each Fund's performance can vary, which is one indication of the risks of investing in the Funds. The information shows the changes in the Total Return Bond Fund's performance from year to year. The information also provides some indication of the risks of investing in the Funds by showing how the Funds' average annual returns compare with a broad measure of market performance. Please keep in mind that a Fund's past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

Total Return Bond Fund

The calendar year-to-date return of the Total Return Bond Fund through September 30, 2003 was 8.28%.

Investment Grade Bond Fund

The calendar year-to-date return of the Investment Grade Bond Fund through September 30, 2003 was 4.58%.

Best and Worst Quarterly Performance
(During the periods shown above)
Fund name	Best quarter return	Worst quarter return
Total Return Bond Fund	4.19% (4th quarter, 2002)	(0.88)% (1st quarter, 1997 and 4th quarter, 2001)
Investment Grade Bond Fund	2.76% (2nd quarter, 2002)	(0.06)% (1st quarter, 2002)

          The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Total Return Bond Fund. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2003, the highest ordinary income and short-term gain rate is 35% and the highest long-term gain rate is 15.0%. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA").

Average Annual Total Returns
(For periods ended December 31, 2002)
Fund/Index	One Year	Five Years	Since Inception (1)
Total Return Bond Fund
Return Before Taxes	5.72%	6.89%	6.91%
Return After Taxes on Distributions	3.08%	4.10%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.46%	4.12%	4.21%
Lehman Brothers Aggregate Bond Index(2)	10.26%	7.55%	7.68%
Investment Grade Bond Fund
Return Before Taxes	6.81%	N/A	7.14%
Return After Taxes on Distributions	5.16%	N/A	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	N/A	4.79%
Lehman Brothers Aggregate Bond Index(2)	10.26%	N/A	9.17%

(1)	The Total Return Bond Fund commenced operations as of November 25, 1996. The Investment Grade Bond Fund commenced operations as of February 23, 2001.
(2)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

FEES AND EXPENSES OF THE FUNDS

The following table and example are based on actual expenses incurred during each Fund's fiscal year ended June 30, 2003. The table describes the fees and expenses that you will pay if you buy and hold shares of a Fund.
	Total Return	Investment Grade
	Bond Fund	Bond Fund
Shareholder Fees (fees paid
directly from your investment)(1)	NONE	NONE

Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)(2)
Management Fees	0.40%	0.42%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.102%	0.20%
Total Annual Fund Operating Expenses	0.502%	0.62%
Fee Waiver/Expense Reimbursement	(0.077)%(3)	(0.20)%(4)
Net Expenses	0.425% ======	0.42% =====

(1)	The Funds will charge a service fee of $25 for checks that do not clear.
(2)	Stated as a percentage of a Fund's average daily net assets.
(3)

Pursuant to an expense cap agreement between the Funds' adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Total Return Bond Fund, Frontegra agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

(4)

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Investment Grade Bond Fund's operating expenses to the extent necessary to ensure that the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2004. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3Years	5 Years	10 Years
Total Return Bond Fund	$43	$153	$273	$623
Investment Grade Bond Fund	$43	$178	$326	$755

PRINCIPAL INVESTMENT STRATEGY - TOTAL RETURN BOND FUND

The Total Return Bond Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. Bonds include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Fixed Income Securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Non-Investment Grade Debt Securities (Junk Bonds). Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade. Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor's ("S&P"). Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in junk bonds rated below "BB" by S&P.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Temporary Strategies. The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS - TOTAL RETURN BOND FUND

As the Total Return Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

PRINCIPAL INVESTMENT STRATEGY - INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in investment grade bonds. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. Bonds include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; and repurchase agreements. Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.

Fixed Income Securities. The Fund may invest in a wide variety of investment grade fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Temporary Strategies. The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS - INVESTMENT GRADE BOND FUND

As the Investment Grade Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

PRIOR PERFORMANCE OF REAMS

The following tables show the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Total Return Bond Fund, known as the Reams Fixed Income Composite, and the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Investment Grade Bond Fund, known as the Reams Investment Grade Fixed Income Composite (collectively, the "Composites"). The Composites are defined to include all fee-paying discretionary accounts over $20 million that are managed according to the applicable Fund's investment strategy.

The Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Funds.

All of the performance information has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this information. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composites, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the respective Fund expenses. Accordingly, if the Total Return Bond and Investment Grade Bond Funds' expenses had been deducted from the relevant Composite's returns, the returns would be lower than those shown. You should not consider this performance data as an indication of the future performance of the Funds or Reams.

Reams Asset Management Company, LLC

Reams Fixed Income Composite Performance History: 6/1/81-9/30/03(1)

Periods Ended 9/30/03	Reams Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	11.12%	5.41%
5 Years	6.96%	6.63%
10 Years	7.48%	6.92%
From Inception(3)	13.10%	10.39%

____________

(1) For the Total Return Bond Fund's performance, see the return information under "The Frontegra Funds at a Glance."

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3) The Composite commenced operations on June 1, 1981.

Reams Investment Grade Fixed Income Composite: 9/1/92-9/30/03(1)

Periods Ended 9/30/03	Reams Investment Grade Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	6.42%	5.41%
5 Years	6.76%	6.63%
10 Years	7.31%	6.92%
From Inception(3)	7.58%	7.25%

____________

(1) For the Investment Grade Bond Fund's performance, see the return information under "The Frontegra Funds at a Glance."

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3) The Composite commenced operations on September 1, 1992.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance from its commencement of operations to June 30, 2003. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

FRONTEGRA TOTAL RETURN BOND FUND
	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(1)	Year Ended October 31, 1998

Net Asset Value, Beginning of Period	$30.21	$31.01	$29.36	$29.34	$31.38	$30.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	1.80	1.45	1.74	1.90	1.29	1.75
Net realized and unrealized gain (loss) on investments	2.06	(0.40)	1.68	0.02	(1.18)	0.59
Total Income From Investment Operations	3.86	1.05	3.42	1.92	0.11	2.34

LESS DISTRIBUTIONS PAID:
From net investment income	(1.87)	(1.38)	(1.74)	(1.90)	(1.44)	(1.75)
From net realized gain on investments	(0.28)	(0.47)	(0.03)	-	(0.71)	(0.06)
Total Distributions Paid	(2.15)	(1.85)	(1.77)	(1.90)	(2.15)	(1.81)

Net Asset Value, End of Period	$31.92 =====	$30.21 =====	$31.01 =====	$29.36 =====	$29.34 =====	$31.38 =====

Total Return(2)	13.29%	3.44%	11.87%	6.78%	0.32%	7.79%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$358,052	$349,732	$167,191	$70,435	$48,413	$48,457
Ratio of expenses to average net assets(3)(4)	0.425%	0.425%	0.425%	0.43%	0.50%	0.50%
Ratio of net investment income to average net assets(3)(4)	5.78%	4.84%	6.47%	6.82%	6.37%	5.79%
Portfolio turnover rate(2)	489%	885%	635%	438%	83%	131%

____________
(1)	Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(2)	Not annualized for periods less than a full year.
(3)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.502%, 0.535%, 0.605%, 0.71%, 0.82% and 0.78%, and the ratio of net investment income to average net assets would have been 5.70%, 4.73%, 6.29%, 6.54%, 6.05% and 5.51% for the periods ended June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.

(4)	Annualized.

FRONTEGRA INVESTMENT GRADE BOND FUND
	Year Ended	Year Ended	February 23, 2001(1)
	June 30, 2003	June 30, 2002	to June 30, 2001

Net Asset Value, Beginning of Period	$10.28	$10.02	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.35	0.18
Net realized and unrealized gain on investments	0.45	0.35	0.02
Total Income from Investment Operations	0.80	0.70	0.20

LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)	(0.35)	(0.18)
From net realized gain on investments	(0.11)	(0.09)	-
Total Distributions Paid	(0.46)	(0.44)	(0.18)

Net Asset Value, End of Period	$10.62 =====	$10.28 =====	$10.02 =====

Total Return(2)	7.93%	7.15%	1.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$135,211	$35,435	$7,242
Ratio of expenses to average net assets(3)(4)	0.42%	0.37%	0.30%
Ratio of net investment income to average net assets(3)(4)	3.78%	3.79%	5.21%
Portfolio turnover rate(2)	625%	1,624%	212%

____________
(1)	Commencement of operations.
(2)	Not annualized for periods less than a full year.
(3)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 3.58%, 3.14% and 2.87% for the periods ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively.

(4)	Annualized.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of January 31, 2001, August 30, 2002 and October 28, 2003 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement under which Reams serves as the Total Return Bond and Investment Grade Bond Funds' portfolio manager and, subject to Frontegra's supervision, manages each Fund's portfolio assets. Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of each Fund's portfolio by the subadvisers and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Total Return Bond Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets and the Investment Grade Bond Fund compensates Frontegra at the annual rate of 0.42% of the Fund's average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Funds, Frontegra agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets and the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of the Fund's average daily net assets. The expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or a Fund prior to any such renewal. The expense cap agreement has the effect of lowering the overall expense ratio for a Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams. Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727. Under the subadvisory agreement as amended August 2, 1999, May 8, 2000 and May 20, 2003, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.15% of the Total Return Bond Fund's average daily net assets and 0.15% of the Investment Grade Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Funds and Frontegra, and with the exception of defined contribution or 401(k) plan investments in the Funds, for initial investments of over $30 million in the Total Return Bond Fund, Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning each Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors. As of September 30, 2003, Reams had approximately $11.3 billion under management, which includes fixed income portfolios totaling approximately $11 billion and equity portfolios totaling approximately $300 million.

Total Return Bond Fund Portfolio Managers. Reams' fixed income portfolio management team, managed primarily by Mr. Robert A. Crider, Mr. Mark M. Egan and Mr. Todd Thompson, is responsible for the day-to-day management of the Total Return Bond Fund's portfolio. Mr. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994. Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990. Mr. Thompson has been a Portfolio Manager at Reams since July 2001. Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Investment Grade Bond Fund Portfolio Managers. Reams' fixed income portfolio management team, managed primarily by Mr. Crider, Mr. Egan and Mr. Thompson, is responsible for the day-to-day management of the Investment Grade Bond Fund's portfolio. Biographical information for Mr. Crider, Mr. Egan and Mr. Thompson is set forth under "Total Return Bond Fund Portfolio Managers," above. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Custodian, Transfer Agent and Administrator. U.S. Bank, N.A. acts as custodian of each Fund's assets. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Funds are sold on a continuous basis at net asset value. Each Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Each Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Funds reserve the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Important information about procedures for opening a new account. The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, your account will be closed at the net asset value next determined after the account is closed. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.

If you purchase shares of a Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Funds by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. The Funds will not accept cash, travelers checks, credit card checks, third-party checks or U.S. Treasury checks. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from the Transfer Agent or other parties. All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Funds by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
ABA Number 042000013
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Fund)

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after a Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Funds may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Frequent Trading. A Fund or Frontegra may determine from the amount, frequency and the pattern of exchange that a shareholder is engaged in excessive trading that is detrimental to the Fund and its other shareholders. If this occurs, the Fund may terminate a shareholder's purchase and/or exchange privileges.

VALUATION OF FUND SHARES

The price of a Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, U.S. Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Funds on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions. Each of the Funds intends to distribute dividends to shareholders quarterly, and substantially all of its investment company taxable income and net capital gain, if any, at least annually. For federal income tax purposes, dividends from a Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of income. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

Taxes on Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding. If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to Frontegra Funds, Inc. through common control or ownership. Affiliates include Frontegra, the Funds' investment adviser, and Frontier Partners, Inc., a consulting/marketing firm.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact Katharine Barry, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

DIRECTORS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
William D. Forsyth III	Milwaukee, Wisconsin 53202
Thomas J. Holmberg, Jr.
For regular mail deliveries, use:
INVESTMENT ADVISER	Frontegra Funds, Inc.
Frontegra Asset Management, Inc.	c/o U.S. Bancorp Fund Services, LLC
400 Skokie Boulevard, Suite 500	P.O. Box 701
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53201-0701

SUB-ADVISER	AUDITORS
Reams Asset Management Company, LLC	Ernst & Young LLP
227 Washington Street	Sears Tower
Columbus, Indiana 47202-0727	233 S. Wacker Drive
Chicago, Illinois 60606-6301
CUSTODIAN
U.S. Bank, N.A.	LEGAL COUNSEL
425 Walnut Street	Godfrey & Kahn, S.C.
Cincinnati, Ohio 45202	780 N. Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Funds is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus. Further information about the Funds' investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. You may receive the Funds' SAI, annual report and semi-annual report free of charge, request other information about the Funds and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.
Frontegra Total Return Bond Fund
Frontegra Opportunity Fund
Frontegra Investment Grade Bond Fund
Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund)
Frontegra New Star International Equity Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectuses of the Frontegra Funds, Inc. (the "Company") dated October 28, 2003. Each of the Frontegra Total Return Bond Fund (the "Total Return Bond Fund"), the Frontegra Opportunity Fund (the "Opportunity Fund"), the Frontegra Investment Grade Bond Fund (the "Investment Grade Bond Fund"), the Frontegra IronBridge Small Cap Fund (the "IronBridge Small Cap Fund") and the Frontegra New Star International Equity Fund (the "International Equity Fund") is a series of the Company (individually, a "Fund," and collectively, the "Funds"). The audited financial statements for each Fund, except the International Equity Fund, for the fiscal year ended June 30, 2003 are incorporated herein by reference to the Company's 2003 Annual Report. A copy of the Prospectuses and/or the 2003 Annual Report is available without charge upon request to the above address or toll-free telephone number.

This Statement of Additional Information is dated October 28, 2003.

Fund Organization	1

Fund Policies: Fundamental and Non-Fundamental	1

Investment Policies and Techniques	3

Directors and Officers	16

Code of Ethics	19

Principal Shareholders	21

Investment Adviser	23

Proxy Voting Policies	26

Fund Transactions and Brokerage	27

Custodian	28

Transfer Agent and Dividend Disbursing Agent	28

Administrator and Fund Accountant	29

Shareholder Meetings	29

Purchase, Pricing and Redemption of Shares	29

Anti-Money Laundering Program	30

Taxation of the Fund	30

Performance Information	32

Independent Auditors	35

Financial Statements	35

You should rely only on the information contained in this SAI and the Prospectuses dated October 28, 2003. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on May 24, 1996.

          The Company is authorized to issue 150,000,000 $.01 par value shares of common stock, in addition to the 100,000,000 $.01 par value shares of the Total Return Bond Fund, the 100,000,000 $.01 par value shares of the Opportunity Fund, the 50,000,000 $.01 par value shares of the Investment Grade Bond Fund, the 50,000,000 $.01 par value shares of the IronBridge Small Cap Fund and the 50,000,000 $.01 par value shares of the International Equity Fund. The assets belonging to each Fund are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund. However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

          Each share of common stock, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors. Each share is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

          The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The investment objective of the Opportunity Fund is capital appreciation. The investment objective of the Investment Grade Bond Fund is long-term capital appreciation. The investment objective of the IronBridge Small Cap Fund is capital appreciation. The investment objective of the International Equity Fund is capital appreciation. These investment objectives may not be changed without shareholder approval. Each Fund is diversified.

          The following is a complete list of each Fund's fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of each Fund's outstanding voting securities. As used herein, a "majority of each Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

          Each Fund:
1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.	May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

          With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

          The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

          Each Fund may not:
1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.	Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.	Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.	Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

          For purposes of each Fund's policy to invest a minimum percentage of its assets in investments suggested by the Fund's name, "assets" is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

          The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the applicable Prospectus.

Illiquid Securities

          The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to each Fund's respective subadviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed each subadviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, any of the Funds should be in a position where more than 15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

          As described in the prospectus under "Principal Investment Strategy," the Total Return Bond Fund and Investment Grade Bond Fund invest in short-term fixed income securities. Each of the Opportunity Fund, the IronBridge Small Cap Fund and the International Equity Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. Short-term fixed income securities are defined to include without limitation, the following:
1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund's restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

3.

Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Each Fund's subadviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Funds at any time. Each Fund's subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (the "Adviser") or a subadviser, of comparable quality.

          Short-term fixed income securities must be rated at least A or higher by S&P, Moody's Investors Service ("Moody's") or Fitch Ratings ("Fitch"). These securities (each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated) include: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, or F2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. The Funds may also invest in the short-term investment funds of their custodial bank.

Short Sales Against the Box

          When the Adviser or a subadviser believes that the price of a particular security held by the Total Return Bond or the Investment Grade Bond Funds may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Total Return Bond and the Investment Grade Bond Fund will limit their transactions in short sales against the box to 5% of their respective net assets.

Variable- or Floating-Rate Securities

          The Total Return Bond Fund and the Investment Grade Bond Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

          Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

          Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

          The Total Return Bond Fund and the Investment Grade Bond Fund will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a Fund's investments at the time of purchase. When determining whether such an obligation meets each Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

          In determining its weighted average portfolio maturity, each Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

When-Issued Securities

          The Total Return Bond Fund and the Investment Grade Bond Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

          The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation).

Investment Grade Debt Obligations

          Investment grade debt obligations include: (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-2 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., SP-2 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality. Investment grade securities are generally believed to have relatively low degrees of credit risk. However, certain investment grade securities may have some speculative characteristics because their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-Investment Grade Debt Securities (Junk Bonds)

          The Total Return Bond Fund may invest up to 25% of its net assets in junk bonds. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

          Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn.

          All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

          Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

          Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the subadviser's credit analysis than would be the case with investments in investment-grade debt securities. The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadviser continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

          Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Debt Obligations-General

          The debt obligations that the Total Return Bond Fund and the Investment Grade Bond Fund may invest in include: (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations and similar securities; and (xi) municipal obligations.

Corporate Debt Securities

          The Total Return Bond Fund and the Investment Grade Bond Fund may invest in corporate debt securities. Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Corporate debt securities may be acquired with warrants attached. Income producing corporate debt securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" above.

Mortgage- and Other Asset-Backed Securities

          The Total Return Bond Fund and the Investment Grade Bond Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

          Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

          The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

          Each Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Loan Interests

          The Total Return Bond Fund and the Investment Grade Bond Fund may invest in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years and may be secured or unsecured. Loan interests, which may take the form of interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in the case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized statistical rating organization, and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

          The Total Return Bond Fund and the Investment Grade Bond Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid excise tax, a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

          The Total Return Bond Fund and the Investment Grade Bond Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at specified future date and price. Each Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to a Fund's fundamental investment restrictions. When required by SEC guidelines, each Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

          The Funds also may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund.

          The reverse repurchase agreements and mortgage dollar rolls entered into by each Fund may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

          The Total Return Bond, Opportunity and IronBridge Small Cap Funds may invest directly in securities of non-U.S. companies. Under normal market conditions, the International Equity Fund will invest at least 80% of its assets in such securities. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

          Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

          In addition, the Total Return Bond, Opportunity, IronBridge Small Cap and International Equity Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Hedging Strategies

          General Description of Hedging Strategies. The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Fund's holdings.

          Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

          General Limitations on Futures and Options Transactions. The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

          The foregoing limitations are not fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

          Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

          Stock Index Options. Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

          A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

          A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of the subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

          Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

          The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

          Futures Contracts. The Funds may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

          An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

          Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

          If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

          Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

          Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

          There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds' net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

          Options on Futures. The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

          The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

          Foreign Currency - Related Derivative Strategies - Special Considerations. The Total Return Bond, Opportunity, IronBridge Small Cap and International Equity Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. A Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

          For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when a subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

          In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it's anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

          The Funds also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

          The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

          Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

          When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

          Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

          When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          A Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

          Federal Tax Treatment of Options, Futures and Foreign Currency Transactions. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

          If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

          A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Foreign Investment Companies

          Some of the securities in which the Total Return Bond, Opportunity, IronBridge Small Cap and International Equity Funds invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

          The Opportunity, IronBridge Small Cap and International Equity Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of each Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

          ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

          Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Funds on the loaned securities are not treated as "qualified dividends" for tax purposes.

Repurchase Agreements

          The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

          The portfolio turnover rate for the Total Return Bond Fund was 489% for the year ended June 30, 2003 and 885% for the year ended June 30, 2002. The high portfolio turnover rates for fiscal 2003 and 2002 were due primarily to an increase in the Fund's assets, along with somewhat higher trading caused by the increased volatility in the fixed income markets.

          The portfolio turnover rate for the Investment Grade Bond Fund was 625% for the year ended June 30, 2003 and 1,624% for the year ended June 30, 2002. The high portfolio turnover rates for fiscal 2003 and 2002 were due primarily to an increase in the Fund's assets, along with somewhat higher trading due to the increased volatility in the fixed income markets.

DIRECTORS AND OFFICERS

          Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law.

          The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. William D. Forsyth III and Thomas J. Holmberg, Jr. (indicated with an asterisk*) are each deemed to be an "interested person" of the Funds, as defined in the 1940 Act, because each serves as director and officer of Frontegra and each owns 50% of Frontegra.

Independent Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Age: 59	Director since June 1996	Indefinite

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. ("CFI"), a registered investment adviser, since August of 1994. CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				5	None

James M. Snyder 1723 Pinehurst Lane Flossmoor, Illinois 60422 Age: 56	Director since May 2002	Indefinite	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder is a Chartered Financial Analyst (CFA).	5	None

Interested Director and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

William D. Forsyth III* Frontegra Asset Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 39	Co-President, Treasurer, Assistant Secretary and Director since May 1996	Indefinite

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as Co-President, Treasurer, Assistant Secretary and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment advisor, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth received his CFA designation in 1991.

				5	None

Thomas J. Holmberg, Jr.* Frontegra Asset Management, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 44	Co-President, Secretary and Assistant Treasurer since May 1996; Director from May 1996 to May 2002	Indefinite

Mr. Holmberg received his B.A. in Economics from the College of William and Mary in 1980 and his M.P.P.M. from Yale University in 1987. Mr. Holmberg has served as Co-President, Secretary, Assistant Treasurer and a Director of the Adviser since May 1996. From July 1993 until the present, Mr. Holmberg also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From February 1989 until July 1993, Mr. Holmberg served as a Partner of, and Account Manager for, Brinson Partners, Inc., an investment advisor. From July 1987 until January 1989, Mr. Holmberg served as an associate in the fixed income sales area of Goldman, Sachs & Co. Mr. Holmberg received his CFA designation in 1991.

				N.A.	N.A.

          The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2002, stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Total Return Bond Fund	Opportunity Fund	Investment Grade Bond Fund	IronBridge Small Cap Fund	International Equity Fund(1)
William D. Forsyth III(2)	None	None	None	None	N/A
David L. Heald	$10,000-$50,000	$1-$10,000	None	None	N/A
James M. Snyder	None	None	None	Over $100,000	N/A

__________________
(1)	The International Equity Fund did not commence operations until after the date of this SAI.
(2)	This Director is deemed an "interested person" as defined in the 1940 Act.

          As of October 1, 2003, officers and directors of the Company owned 399 shares of common stock of the Total Return Bond Fund (0.004%), 411 shares of common stock of the Opportunity Fund (0.08%), no shares of common stock of the Investment Grade Bond Fund, 8,643 shares of common stock of the IronBridge Small Cap Fund (0.12%) and no shares of common stock of the International Equity Fund.

          Directors and officers of the Company who are also officers, directors, employees, or shareholders of the Adviser do not receive any remuneration from the Funds for serving as directors or officers. Accordingly, Mr. Forsyth and Mr. Holmberg do not receive any remuneration from the Funds for their services as director and officer, and officer, respectively. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2003.

Name	Cash Compensation(1)	Other Compensation	Total
William D. Forsyth III(2)	$0	$0	$0
David L. Heald	$15,000	$0	$15,000
James M. Snyder	$10,000	$0	$10,000

__________________
(1)

Mr. Heald receives $20,000 per fiscal year and each subsequent year after the Company's net assets exceed $500,000,000. The Company's net assets exceeded $500,000,000 during fiscal 2003; accordingly, his compensation was prorated for fiscal 2003. The disinterested directors may invest their compensation in shares of the Funds.

(2)	This Director is deemed an "interested person" as defined in the 1940 Act.

CODE OF ETHICS

          The Funds and Frontegra have adopted a Code of Ethics effective as of October 1, 1996, as amended and restated September 30, 2002 (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics governs all "Access Persons" of the Funds and Frontegra. The Code of Ethics is based upon the principle that directors, officers and employees of the Funds and Frontegra have a fiduciary duty to place the interests of each Fund's shareholders above their own.

          The term "Access Person" means (1) any director or officer of the Funds or Frontegra; (2) any employee of the Funds or Frontegra or any company in a control relationship to the Funds or Frontegra, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (3) any natural person in a control relationship to the Funds or Frontegra who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of a security by the Funds. "Access Person" does not include any person subject to a subadviser's Code of Ethics, as discussed below. The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions. It also requires Access Persons (other than independent directors of the Funds) to report transactions to Frontegra's Compliance Officer. Independent directors are required to report certain transactions to the Funds' administrator, U.S. Bancorp Fund Services, LLC. Moreover, Access Persons (other than independent directors of the Funds) are required, on an annual basis, to disclose all securities holdings.

          The Code of Ethics prohibits Access Persons from purchasing or selling securities that the Funds purchased or sold or Frontegra considered purchasing or selling during the 15-day period immediately before or after the Access Person's transaction unless the Access Person executes the transaction at the same or worse price as that received by the applicable Fund. The Code of Ethics places other limitations on the acquisition of securities by Access Persons (other than independent directors of the Funds), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

          Reams has adopted a Code of Ethics revised effective as of August 1, 2000 that governs all employees, Managers and Members of Reams (collectively, "Reams Employees"). The Code of Ethics permits Reams Employees to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires all Reams Employees to preclear most transactions. It also prohibits Reams Employees from purchasing or selling any security within three days of a trade by Reams in such security on behalf of any advisory client, unless the transaction is executed at the same or worse price as that received by the advisory client. The Code of Ethics requires Reams Employees to submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by Reams Employees, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

          IronBridge has adopted a Code of Ethics effective as of August 19, 2002 that governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of IronBridge, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge. The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports. The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge considered purchasing or selling during the 10-day period immediately before or after the Access Person's transaction.

          New Star has adopted a Code of Ethics revised effective as of September 30, 2003 that governs all directors, officers and employees of New Star (collectively, "New Star Employees"). The Code of Ethics permits New Star Employees to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions. Additional rules have been applied to Access Persons. Access Persons generally include all directors and officers of New Star, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by New Star. The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Code of Ethics requires Access Persons, in addition to preclearing most transactions, to disclose all securities holdings on an annual basis and confirm transactions quarterly. The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or New Star considered purchasing or selling during the seven-day period immediately before or after the Access Person's transaction, unless the transaction is executed at the same or worse price as that received by the advisory client.

PRINCIPAL SHAREHOLDERS

          As of October 1, 2003, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of each Fund:

Name and Address	Fund	No. Shares	Percentage
Northern Trust Company	Total Return Bond Fund	993,383.650	8.81%
F/B/O Ace Hardware 401K Savings and
Retirement Plan
50 S. LaSalle Street
Chicago, IL 60675-0001

SEI Trust Company, Custodian	Total Return Bond Fund	928,328.972	8.23%
Irwin Union Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Retirement Allowance	Total Return Bond Fund	619,263.424	5.49%
Committee of the Green Bus Lines, Inc.
Employees Retirement Fund
165-25 147th Avenue
Jamaica, NY 11434-5207

U.S. Bank National Association, Custodian	Total Return Bond Fund	591,018.197	5.24%
F/B/O Arapahoe County Retirement Plan
Reams Asset Management A/C# 90843101
Attn: Mutual Funds
P.O. Box 64010
Saint Paul, MN 55164-0010

IBEW Local 117 Pension Fund	Opportunity Fund	275,361.690	52.50%
c/o TIC International Corp.
Attn: Accounting Department
30700 Telegraph Rd, Suite 2400
Bingham Farms, MI 48025-4534

David B. McKinney and	Opportunity Fund	163,801.065	31.23%
Robert Crider, Trustees
Reams Asset Management Co., LLC
Employees Profit Sharing Plan
227 Washington Street
Columbus, IN 47201-6741

IBEW Local 9 and Line Clearance	Opportunity Fund	66,939.745	12.76%
Contractors 401K Retirement
Savings Fund
TIC International Corporation
6525 Centurion Drive
Lansing, MI 48917-9275

Pershing, LLC	Investment Grade Bond Fund	2,580,649.094	22.74%
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052

Northern Trust, Trustee	Investment Grade Bond Fund	1,438,745.339	12.68%
Great Dane Limited Partnership
Collective Retirement Trust
Attn: Pension Department
222 N. LaSalle Street, Suite 1000
Chicago, IL 60601-1007

American Institute of Physics	Investment Grade Bond Fund	1,387,688.686	12.23%
1 Physics Ellipse
College Park, MD 20740-3842

Elon University	Investment Grade Bond Fund	980,913.561	8.64%
Attn: Lorraine Allen
P.O. Box 398
Elon, NC 27244-0398

Patterson & Co.	Investment Grade Bond Fund	767,756.720	6.76%
F/B/O Allentown City Police Pension
A/C #1546611743
1525 West W.T. Harris Boulevard
Charlotte, NC 28288-0001

Wells Fargo, Custodian	Investment Grade Bond Fund	764,725.068	6.74%
University of Colorado Health Sciences Center
Proff Liability Self-Insurance Trust
Attn: Don Eldhart
4840 Pearl East Circle, Suite 103
Boulder, CO 80301-2408

Wachovia Bank, N.A. Omnibus	Investment Grade Bond Fund	677,986.144	5.97%
Reinvest/Reinvest 9888888827
1525 W. Wt Harris Boulevard
Charlotte, NC 28288-0001

Dingle & Company	IronBridge Small Cap Fund	3,199,281.235	45.14%
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275-0001

Stichting Algemeen Pensioenfonds	IronBridge Small Cap Fund	908,402.725	12.82%
Provisum
Weesperstraat 113
1018 VN Amsterdam
The Netherlands

Administratiekantoor Fondsen	IronBridge Small Cap Fund	908,402.725	12.82%
Unie BV
Re Beleggingsfonds Belcena
Weesperstraat 113
1018 VN Amsterdam
The Netherlands

Gerana Holdings	IronBridge Small Cap Fund	378,501.136	5.34%
282 Route De Longwy
P.O. Box 668
Luxembourg, 2016

          As of October 1, 2003, no person owned a controlling interest (i.e., more than 25%) in the Company. However, IBEW Local 117 Pension Fund and Reams Asset Management Co., LLC, Employees Profit Sharing Plan each beneficially owned a controlling interest in the Opportunity Fund and Dingle & Company owned a controlling interest in the IronBridge Small Cap Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

          Frontegra Asset Management, Inc. (the "Adviser") is the investment adviser to the Funds. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of the Adviser. See "Directors and Officers" for Mr. Forsyth's and Mr. Holmberg's positions with the Adviser and Frontier Partners, Inc. Mr. Forsyth and Mr. Holmberg are co-presidents of the Company. A brief description of the Funds' investment advisory agreements is set forth in the Prospectus under "Fund Management."

          The advisory agreement between the Adviser and the Funds is dated October 30, 1996, while the amendment to add the Investment Grade Bond Fund is dated as of January 31, 2001, the amendment to add the IronBridge Small Cap Fund is dated as of August 30, 2002 and the amendment to add the International Equity Fund is dated as of October 28, 2003 (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years (with an October 30, 1996, a January 31, 200l, an August 30, 2002 or an October 28, 2003 starting point, as the case may be) and is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company's disinterested directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved by the vote of the Company's disinterested directors on August 25, 2003. The Advisory Agreement as it relates to the Total Return Bond and Opportunity Funds was most recently approved by the shareholders of the Total Return Bond and the Opportunity Funds on July 28, 1999. The amendment to the Advisory Agreement to add the Investment Grade Bond Fund was approved by the disinterested director on November 6, 2000. The amendment to the Advisory Agreement to add the IronBridge Small Cap Fund was approved by the disinterested director on May 20, 2002. The amendment to the Advisory Agreement to add the International Equity Fund was approved by the disinterested directors on August 25, 2003. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

          When the Board of Directors reviewed the Investment Advisory Agreement on August 25, 2003, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to each Fund by Frontegra, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of each Fund's fees and expenses in relation to various industry averages; (iii) the continuation of each Fund's expense cap arrangements under the expense cap agreement; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. The Board compared each Fund's contractual advisory fees and total expense ratios to the industry data provided by an independent service and requested counsel to review the Adviser's Form ADV. The Board noted that each Fund's total expense ratio compared favorably to industry averages. The Board stated that they were satisfied with the performance of the subadvisers selected by Frontegra to provide investment advice to the Funds in light of market conditions and noted that the subadvisers had experienced no departures in key personnel. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of each Fund's shareholders.

          Pursuant to an expense cap agreement dated August 30, 2002, as amended October 28, 2003, between the Adviser and the Total Return Bond, Investment Grade Bond, Opportunity, IronBridge Small Cap and International Equity Funds, the Adviser agreed to waive its management fee and/or reimburse each of these Funds' operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of that Fund's average daily net assets, the Opportunity Fund's total operating expenses do not exceed 0.90% of that Fund's average daily net assets, the Investment Grade Bond Fund's total operating expenses do not exceed 0.42% of that Fund's average daily net assets, the IronBridge Small Cap Fund's total operating expenses do not exceed 1.10% of that Fund's average daily net assets and the International Equity Fund's total operating expenses do not exceed 0.95% of that Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.

          Under the terms of the Advisory Agreement, the Adviser supervises the management of the Funds' investments and business affairs, subject to the supervision of the Company's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. As compensation for its services, the Opportunity Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.65% of the average daily net asset value of the Fund, the Total Return Bond Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.40% of the average daily net asset value of the Fund, the Investment Grade Bond Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.42% of the average daily net asset value of the Fund, the IronBridge Small Cap Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund and the International Equity Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.95% of the average daily net asset value of the Fund. For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Adviser agreed to waive its management fee and reimburse the operating expenses of the Total Return Bond Fund to the extent necessary to ensure that the operating expenses of the Total Return Bond Fund did not exceed 0.425% of the Fund's average daily net assets. For the fiscal years ended June 30, 2003, June 30, 2002, and June 30, 2001, the Adviser agreed to waive its management fee and/or reimburse the operating expenses of the Opportunity Fund to the extent necessary to ensure that the total operating expenses of the Opportunity Fund did not exceed 0.90% of the Fund's average daily net assets. For the fiscal year ended June 30, 2003 and for the period from February 24, 2002 to June 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the operating expenses of the Investment Grade Bond Fund to the extent necessary to ensure that the operating expenses of the Investment Grade Bond Fund did not exceed 0.42% of the Fund's average daily net assets. For the periods from February 23, 2001 to June 30, 2001 and from July 1, 2001 to February 23, 2002, the Adviser agreed to waive its management fee and/or reimburse the operating expenses of the Investment Grade Bond Fund to the extent necessary to ensure that the operating expenses of the Investment Grade Bond Fund did not exceed 0.30% of the Fund's average daily net assets. For the period from August 30, 2002 to June 30, 2003, the Adviser agreed to waive its management fee and/or reimburse the IronBridge Small Cap Fund to the extent necessary to ensure that the operating expenses of the IronBridge Small Cap Fund did not exceed 1.10% of the Fund's average daily net assets.

          For the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received $1,132,926, $853,777 and $231,964 from the Total Return Bond Fund, respectively, for its services under the Advisory Agreement. For the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received $10,480, $51,139 and $38,326 from the Opportunity Fund, respectively, for its services under the Advisory Agreement. The amounts received by the Adviser for such services would have been $1,403,981, $1,162,414 and $413,384 for the Total Return Bond Fund, respectively, and $90,819, $124,493, and $111,436 for the Opportunity Fund, respectively, had the Adviser not waived all or a portion of its fees for the fiscal years ended June 30, 2003, 2002 and 2001. For the fiscal year ended June 30, 2003, the Adviser received $243,431 from the Investment Grade Bond Fund for its services under the Advisory Agreement. For the fiscal year ended June 30, 2002 and for the period ended June 30, 2001, the Adviser received no compensation from the Investment Grade Bond Fund for such services. The amounts received by the Adviser for such services would have been $459,434, $85,654 and $10,333, respectively, had the Adviser not waived all or a portion of its fees for the fiscal years ended June 30, 2003 and 2002 and for the period ended June 30, 2001. For the fiscal period ended June 30, 2003, the Adviser received no compensation from the IronBridge Small Cap Fund for its services under the Advisory Agreement. The amount received by the Adviser for such services would have been $79,591 had the Adviser not waived all of its fees for the fiscal period ending June 30, 2003.

          The Advisory Agreement requires the Adviser to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered. Such excess is determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year.

          The Adviser has entered into an agreement with Reams Asset Management Company, LLC ("Reams") under which Reams serves as the subadviser of the Total Return Bond, Opportunity and Investment Grade Bond Funds and, subject to the Adviser's supervision, manages the portfolio assets of the Funds. Under this agreement, and with certain exceptions described herein, Reams is compensated by the Adviser for its investment advisory services at the annual rate of 0.45% of the Opportunity Fund's average daily net assets, 0.15% of the Total Return Bond Fund's average daily net assets and 0.15% of the Investment Grade Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by such Funds and the Adviser, and with the exception of defined contribution or 401(k) investments in such Funds, for initial investments of over $15 million in the Opportunity Fund and $30 million in the Total Return Bond Fund, the Adviser will compensate Reams an extra 0.10% of the average daily net assets of such investments. Mark M. Egan, Senior Vice President and a Manager of Reams, owns units representing a majority of the voting rights of Reams. Fred W. Reams is Chairman and a Manager of Reams. David B. McKinney is President and a Manager of Reams. Robert A. Crider is a Senior Vice President and a Manager of Reams. David R. Milroy is a Senior Vice President and a Manager of Reams.

          The Adviser has entered into an agreement with IronBridge Capital Management, LLC ("IronBridge") under which IronBridge serves as the subadviser of the IronBridge Small Cap Fund and, subject to the Adviser's supervision, manages the portfolio assets of the Fund. Under this agreement, IronBridge is compensated for its investment advisory services at the annual rate of 0.40% of the IronBridge Small Cap Fund's average daily net assets when the Fund has net assets of $200 million or less. Once the IronBridge Small Cap Fund has net assets over $200 million, IronBridge will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. Christopher C. Faber is the Manager and President of IronBridge. Jeffrey B. Madden is Vice President and Portfolio Manager of IronBridge. Elizabeth B. Murphy is the Chief Operating Officer of IronBridge.

          The Adviser has also entered into an agreement with New Star Institutional Managers Limited ("New Star") under which New Star serves as the subadviser of the International Equity Fund and, subject to the Adviser's supervision, manages the International Equity Fund's portfolio assets. Under this agreement, New Star is compensated for its investment advisory services at the annual rate of 0.33% of the International Equity Fund's average daily net assets when the Fund has net assets of $100 million or less. Once the International Equity Fund has net assets over $100 million, New Star will receive 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. WorldInvest Holdings Limited, a United Kingdom-based asset management holding company, owns 100% of New Star. New Star Asset Management Group Limited owns 100% of WorldInvest Holdings Limited. Simon Ward is the Director of Research of New Star. Mark S. Beale is Managing Director and a director of New Star. Richard D. Lewis is Chief Investment Officer and a director of New Star. Rupert Ruvigny is Chief Operations Officer and a director of New Star.

          The Adviser's principal executive officers, Messrs. Forsyth and Holmberg, generally devote a substantial portion of their time to the services of Frontier Partners, Inc ("Frontier"), a consulting/marketing firm that operates as a third-party solicitor for investment advisers. Messrs. Forsyth and Holmberg are owners as well as partners of Frontier and derive compensation from such positions. Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by Reams, IronBridge and New Star. These arrangements may present a conflict of interest. The Adviser may not be inclined to terminate a subadvisory relationship with Reams, IronBridge or New Star when its affiliate, Frontier, is receiving compensation from such entities for other services. Similarly if Reams, IronBridge or New Star discontinues using the services of Frontier, the Adviser may have an incentive to terminate the advisory contract with the subadviser irrespective of the subadviser's performance and replace the subadviser with an entity who would retain the services of Frontier. Nonetheless, the Company's Board of Directors retains ultimate oversight of a Fund and its advisory and subadvisory relationships.

PROXY VOTING POLICIES

          The Board of Directors of the Fund has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board. The Board of Directors also authorized Frontegra to delegate its authority to vote proxies to each Fund's subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of a Fund. In addition, the Board authorized Frontegra and each subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on a Fund's behalf. The Funds' proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or a subadviser and a Fund with regard to a proxy vote, the disinterested directors will be responsible for resolving the conflict.

          Reams' proxy voting policies generally provide that the Director of Equity Operations, in consultation with Reams' research department, will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Reams has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between Reams and client interests will be handled in one of the following ways:

    Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Reams' part;
    Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;
    Refer the proxy to the client or to a fiduciary of the client for voting purposes;
    Suggest that the client engage another party to determine how the proxy should be voted; or
    Disclose the conflict to the client or, with respect to the Fund, the Fund's Board of Directors (or its delegate), and obtain the client's or Board's direction to vote the proxies.

          IronBridge's proxy voting policies provide that IronBridge will vote proxies with respect to client securities in a manner consistent with the best interest of clients and IronBridge Small Cap Fund shareholders. IronBridge has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise. Proxy solicitations that might involve a conflict of interest between IronBridge and client interests will be handled in one of the following ways:

    Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on IronBridge's part;
    Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;
    Refer the proxy to the client or to a fiduciary of the client for voting purposes;
    Suggest that the client engage another party to determine how the proxy should be voted; or
    Disclose the conflict to the client or, with respect to the Fund, the Board of Directors (or its delegate), and obtain the client's or Board's direction to vote the proxies.

          New Star's proxy voting policies provide that the relevant managers will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Proxy solicitations that might involve a conflict of interest between New Star and client interests will be handled in one of the following ways:

    Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on New Star's part;
    Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;
    Refer the proxy to the client or to a fiduciary of the client for voting purposes;
    Suggest that the client engage another party to determine how the proxy should be voted; or
    Disclose the conflict to the client or, with respect to the Fund, the Fund's Board of Directors (or its delegate), and obtain the client's or Board's direction to vote the proxies.

          Information regarding how a Fund votes proxies relating to portfolio securities will be made available without charge, upon request, by calling 1-888-825-2100, and by accessing the SEC's website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

          Reams, IronBridge and New Star (the "Subadvisers") are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Subadvisers seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadvisers or the Funds. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Subadvisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

          The Total Return Bond Fund did not pay any brokerage commissions for the fiscal years ended June 30, 2003, 2002 and 2001. The Opportunity Fund paid $32,982, $55,460, and $55,413 in brokerage commissions for the fiscal years ended June 30, 2003, 2002 and 2001, respectively. The Investment Grade Bond Fund did not pay any brokerage commissions for the fiscal years ended June 30, 2003 and 2002 or for the fiscal period ended June 30, 2001. The IronBridge Small Cap Fund paid $73,894 in brokerage commissions for the fiscal period ended June 30, 2003. The International Equity Fund did not commence operations until after the date of this SAI.

          Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

          In selecting brokers, the Subadvisers consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Subadvisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds. The Subadvisers believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Subadvisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers' overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements; and (c) in the opinion of the Subadvisers, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fees paid by the Funds under the Advisory Agreement are not reduced as a result of the Subadvisers' receipt of research services.

          For the fiscal year ended June 30, 2003, the IronBridge Small Cap Fund's subadviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $1,049,361.75, for which the Fund paid $6,111 in brokerage commissions.

          The Subadvisers place portfolio transactions for other advisory accounts managed by the Subadvisers. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadvisers in servicing all of their accounts; not all of such services may be used by the Subadvisers in connection with the Funds. The Subadvisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Subadvisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Subadvisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Subadvisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

          During fiscal 2003, the IronBridge Small Cap Fund acquired securities issued by Jefferies Group, Inc., which is one of the IronBridge Small Cap Fund's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act). The value of these securities as of June 30, 2003 was $540,968.

CUSTODIAN

          As custodian of the Funds' assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Funds (the "Transfer Agent"). The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $8,000 per Fund until a Fund exceeds 150 accounts, at which time the minimum annual fee will increase to $12,000 per Fund. There is a fee of $10,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

          U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on each Fund's average net assets at the annual rate of 0.14 of 1% on the first $50 million, 0.04 of 1% on the next $450 million and 0.03 of 1% on the average net assets in excess of $500 million, subject to an annual minimum of $48,000, plus out-of-pocket expenses. For the fiscal years ended June 30, 2003, 2002 and 2001, U.S. Bancorp Fund Services, LLC received $459,441, $354,197 and $260,157, respectively, from the Funds for such services. The amount that U.S. Bancorp Fund Services, LLP received such services for the fiscal year ended June 30, 2003 includes fees received with respect to the Frontegra Growth Fund, which was closed as of September 30, 2003.

SHAREHOLDER MEETINGS

          Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

          The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

PURCHASE, PRICING AND REDEMPTION OF SHARES

          Shares of each Fund are sold on a continuous basis at each Fund's net asset value. As set forth in the Prospectus under "Valuation of Fund Shares," each Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Each Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the market value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities; otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

          Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

          Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

          Purchases In Kind. Shares of a Fund may be purchased "in kind," subject to the approval of the Adviser and/or subadviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by a Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will recognize gain or loss on an in kind purchase of a Fund.

          Redemptions In Kind. In certain circumstances, and upon request of a shareholder, a Fund may pay for redeemed shares in securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

          The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

          Procedures to implement the Program include, but are not limited to, determining that the Funds' transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

          Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, a disqualified Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

          Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, dividends from each Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as long-term capital gains. Currently, this maximum rate is set at 15%. Absent further legislation, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2008.

          Generally, "qualified dividend income" includes dividends received during the taxable year from certain domestic corporations and "qualified foreign corporations." Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of dividends that each Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund. If a Fund has income of which more than 95% was qualified dividends, all of the Fund's dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements also must be satisfied to obtain qualified dividend treatment.

          Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by each Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders on or after May 6, 2003 from 20% to 15%. Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2008. The 20% maximum rate will still apply to distributions of net capital gains from sales by each Fund occurring before May 6, 2003. Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

          Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

          Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

          The Total Return Bond, Opportunity, IronBridge Small Cap and International Equity Funds may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with their investment objective, policies, and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to the Fund's shareholders.

          Each Fund will be treated as a separate entity for federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers.

          This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

          The Funds' historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Funds' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Funds' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

          Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

          The average annual total return of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

          Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

          A Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

          Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

          The average annual total return (after taxes on distributions) for each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

          The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and sale of Fund shares).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

          Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

          Total Return Bond Fund. The average annual total returns for the one- and five-year periods ended June 30, 2003 and since inception (November 25, 1996) were 13.29%, 7.66% and 7.60%, respectively. The average annual total returns (after taxes on distributions) for the same periods were 10.40%, 4.90% and 4.97%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 8.35%, 4.78% and 4.83%.

          Opportunity Fund. The average annual total returns for the Opportunity Fund for the one- and five-year periods ended June 30, 2003 and since inception (July 31, 1997) were (12.67)%, 3.64% and 4.42%, respectively. The average annual total returns (after taxes on distributions) for the same periods were (17.19)%, 1.76% and 2.81%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were (5.93)%, 2.27% and 3.08%.

          Investment Grade Bond Fund. The average annual total returns for the Investment Grade Bond Fund for the year ended June 30, 2003 and since inception (February 23, 2001) were 7.93% and 7.28%, respectively. The average annual total returns (after taxes on distributions) for the same periods were 6.21% and 5.47%. The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 5.03% and 5.09%.

          IronBridge Small Cap Fund. The total return for the IronBridge Small Cap Fund since inception was 30.40%. From August 30, 2002 to October 28, 2003, the IronBridge Small Cap Fund was known as the Frontegra Horizon Fund.

          International Equity Fund. Returns are not provided for the International Equity Fund because it did not commence operations until after the date of this SAI.

Yield

          The Total Return Bond and Investment Grade Bond Funds' yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:
Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price per share on the last day of the period.

          The 30-day yield for the Total Return Bond Fund for the period ended June 30, 2003 was 4.21%. The 30-day yield for the Total Return Bond Fund before waivers and reimbursements for the period ended June 30, 2003 was 4.16%. The 30-day yield for the Investment Grade Bond Fund for the period ended June 30, 2003 was 2.57%. The 30-day yield for the Investment Grade Bond Fund before waivers and reimbursements for the period ended June 30, 2003 was 2.38%.

Volatility

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

          From time to time, in marketing and other Fund literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

          The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

          Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

          The Funds may compare their performance to a wide variety of indices and measures of inflation including the S&P 500, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index, the Russell 1000 Growth Index and the Lehman Aggregate Bond Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.

          Investors may want to compare the Funds' performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution. Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

INDEPENDENT AUDITORS

          Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent auditors for the Funds. Ernst & Young will audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

          The following audited financial statements of the Funds are incorporated herein by reference to each Fund's Annual Report to Shareholders as filed with the SEC on September 8, 2003:

Total Return Bond Fund
(a)	Schedule of Investments as of June 30, 2003.

(b)	Statement of Assets and Liabilities as of June 30, 2003.

(c)	Statement of Operations for the year ended June 30, 2003.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2003 and for the year ended June 30, 2002.

(e)

Financial Highlights for the year ended June 30, 2003, the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999 and the year ended October 31, 1998.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August, 2003.

Opportunity Fund
(a)	Schedule of Investments as of June 30, 2003.

(b)	Statement of Assets and Liabilities as of June 30, 2003.

(c)	Statement of Operations for the year ended June 30, 2003.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2003 and for the year ended June 30, 2002.

(e)

Financial Highlights for the year ended June 30, 2003, the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000, the eight months ended June 30, 1999 and the year ended October 31, 1998.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August, 2003.

Investment Grade Bond Fund
(a)	Schedule of Investments as of June 30, 2003.

(b)	Statement of Assets and Liabilities as of June 30, 2003.

(c)	Statement of Operations for the year ended June 30, 2003.

(d)	Statement of Changes in Net Assets for the year ended June 30, 2003 and for the year ended June 30, 2002.

(e)	Financial Highlights for the year ended June 30, 2003, the year ended June 30, 2002 and for the period ended June 30, 2001.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August, 2003.

IronBridge Small Cap Fund (formerly known as the Frontegra Horizon Fund)
(a)	Schedule of Investments as of June 30, 2003.

(b)	Statement of Assets and Liabilities as of June 30, 2003.

(c)	Statement of Operations for the period ended June 30, 2003.

(d)	Statement of Changes in Net Assets for the period ended June 30, 2003.

(e)	Financial Highlights for the period ended June 30, 2003.

(f)	Notes to Financial Statements.

(g)	Report of Independent Auditors dated August, 2003.

APPENDIX

SHORT-TERM RATINGS

Standard & Poor's Short-Term Issue Credit Ratings

          A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Short-Term Debt Ratings

          Moody's short-term ratings are opinions of the ability of issuers to repay punctually senior debt obligations. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries.

    High rates of return on funds employed.

    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)	Indicates actual or imminent payment default.

          A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

          "+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1(xxx)'.

          Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch's International Short-Term Credit Ratings

          Fitch's international credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

          International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to an F1 rating to denote relative status within the category class.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

LONG-TERM RATINGS

Standard & Poor's Long-Term Issue Credit Ratings

          A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Issue Credit ratings are based, in varying degrees on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Long-Term Debt Ratings

       Moody's long-term debt ratings are assigned to specific debt instruments (such as bonds and debentures) and reflect our assessment of: 1) Credit Risk - the future ability of an issuer to repay its long-term debt obligations, and 2) Indenture Protection - the level of legal protection afforded to the holder of a specific security based on that security's indenture provisions relating to senior/subordinate status, security negative pledge clauses, guarantees, etc. An issuer's senior, unsecured debt rating may be regarded as an indication of the issuer's overall credit quality, but investors are advised to confirm ratings of specific securities they consider purchasing, because securities issued by a single issuer may carry different ratings due to different indenture provisions.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's National Long-Term Credit Ratings

AAA(xxx)

'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx)

'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),	These categories of national ratings denote an extremely weak credit risk
CC(xxx),	relative to other issuers or issues in the same country. Capacity for
C(xxx)	meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),	These categories of national ratings are assigned to entities or financial
DD(xxx),	commitments which are currently in default.
D(xxx)

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' categories or to categories below 'CCC.'

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch's International Long-Term Credit Ratings

       Fitch's international credit ratings cover the global spectrum of corporate, structured and public finance in addition to sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and their counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

       International credit ratings assess the capacity to meet foreign or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

       The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD	Default. The ratings of obligations in this category are based on their prospects for and D

achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and, in these cases, the Rating Outlook may be described as evolving.

PART C

OTHER INFORMATION

Item 23. Exhibits

See "Exhibit Index."

Item 24. Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

Article VI of Registrant's By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

          The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26. Business and Other Connections of Investment Adviser

          Besides serving as the investment adviser to the Funds, Frontegra Asset Management, Inc. ("Frontegra") is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business and other connections of Frontegra's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27. Principal Underwriters

(a) None

(b) None

(c) None

Item 28. Location of Accounts and Records

          All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator and fund accountant.

Item 29. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 15th day of October, 2003.
FRONTEGRA FUNDS, INC. (Registrant)

By:	/s/ William D. Forsyth III
William D. Forsyth III
Co-President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date

/s/ William D. Forsyth III	Co-President and a Director	October 15, 2003
William D. Forsyth III

/s/ David L. Heald	Director	October 15, 2003
David L. Heald

/s/ James M. Snyder	Director	October 12, 2003
James M. Snyder

EXHIBIT INDEX
Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant's Articles of Incorporation	Filed July 1, 1996, Form N-1A

(a.2)	Articles Supplementary to the Registrant's Articles of Incorporation dated January 26, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(a.3)	Articles Supplementary to the Registrant's Articles of Incorporation dated August 30, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(a.4)	Articles Supplementary to the Registrant's Articles of Incorporation dated October 28, 2003		X

(a.5)	Articles of Amendment dated October 28, 2003		X

(b)	Registrant's By-Laws	Filed July 1, 1996, Form N-1A

(c)	None

(d.1)	Investment Advisory Agreement dated October 30, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(d.2)	Exhibit C dated as of October 28, 2002 to the Investment Advisory Agreement		X

(d.3)	Exhibit D dated as of August 30, 2002 to the Investment Advisory Agreement	Filed August 29, 2002, Post-Effective Amendment No. 15

(d.4)	Exhibit E dated as of January 31, 2001 to the Investment Advisory Agreement	Filed January 31, 2001, Post-Effective Amendment No. 12

(d.5)	Amended and Restated Subadvisory Agreement between Frontegra and Reams dated August 2, 1999, as amended May 8, 2000 and May 20, 2003		X

(d.6)	Subadvisory Agreement between Frontegra and IronBridge dated as of August 30, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(d.7)	Subadvisory Agreement between Frontegra and New Star dated October 20, 2003		X

(d.8)	Amended and Restated Expense Cap/Reimbursement Agreement between Frontegra and Frontegra Funds, Inc. dated as of August 30, 2002, as amended October 28, 2003		X

(e)	None

(f)	None

(g)	Form of Custody Agreement		X

(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

(h.4)	Exhibit A to Transfer Agent Servicing Agreement		X

(h.5)	Exhibit A to Fund Accounting and Fund Administration Services Agreement		X

(h.6)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.7)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.8)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(h.9)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002		X

(h.10)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002		X

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003		X

(i.5)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1), (i.2) and (i.3)		X

(j)	Consent of Ernst & Young LLP		X

(k)	None

(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1

(m)	None

(n)	None

(o)	Reserved

(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc. and Frontegra Asset Management, Inc., Effective as of October 1, 1996, as amended and restated September 30, 2002	Filed October 25, 2002, Post-Effective Amendment No. 16

(p.2)	Code of Ethics for Access Persons of Reams Asset Management Company, LLC	Filed August 28, 2000, Post-Effective Amendment No. 9

(p.3)	Code of Ethics for Access Persons of IronBridge Capital Management, LLC	Filed August 29, 2002, Post-Effective Amendment No. 15

(p.4)	Code of Ethics for Access Persons of New Star Institutional Managers		X